Exhibit 32.2

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

          In connection with the accompanying Annual Report on Form 10-K of Pacific Gas and Electric Company for the year ended December 31, 2007, I, William T. Morrow, President and Chief Executive Officer of Pacific Gas and Electric Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1)
such Annual Report on Form 10-K of Pacific Gas and Electric Company for the year ended December 31, 2007, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
the information contained in such Annual Report on Form 10-K of Pacific Gas and Electric Company for the year ended December 31, 2007, fairly presents, in all material respects, the financial condition and results of operations of Pacific Gas and Electric Company.

/s/ WILLIAM T. MORROW
WILLIAM T. MORROW
President and Chief Executive Officer

February 22, 2008

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

          In connection with the accompanying Annual Report on Form 10-K of Pacific Gas and Electric Company for the year ended December 31, 2007, I, G. Robert Powell, Vice President, Chief Financial Officer and Controller of Pacific Gas and Electric Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1)
such Annual Report on Form 10-K of Pacific Gas and Electric Company for the year ended December 31, 2007, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
the information contained in such Annual Report on Form 10-K of Pacific Gas and Electric Company for the year ended December 31, 2007, fairly presents, in all material respects, the financial condition and results of operations of Pacific Gas and Electric Company.

/s/ G. ROBERT POWELL
G. ROBERT POWELL
Vice President, Chief Financial Officer
and Controller

February 22, 2008